THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THIS “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(NON-U.S. AND INTERNATIONAL SUBSCRIBERS)

TO:	ALKALINE 84, LLC (the “Company”), having an address at 14301 N. 87th Street, Suite 301, Scottsdale, Arizona 85260

AND TO:	GLOBAL LINES INC. (“Global”), having and address at 16400 Collins Avenue, Unit 2142, Sunny Isles Beach, Florida 33160

PURCHASE OF NOTES

1.            Subscription

1.1           On the basis of the representations and warranties and subject to the terms and conditions set forth in this subscription agreement (this “Agreement”), the undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase a note of the Company, in the form attached hereto as Exhibit “A” (the “Note”), in the aggregate principal amount of $25,000 (such subscription and agreement to purchase being the “Subscription”), for the aggregate purchase price of $25,000 (the “Subscription Amount”), which is tendered herewith.

1.2           The Note bears interest at 10% per annum which is payable on Maturity (as defined herein). In the event that the acquisition of the Company by Global is not completed on or before April 17, 2013, the principal amount of the Note plus any accrued and unpaid interest thereon will be due and payable on April 30, 2013. The Note will be secured by a General Security Agreement to be executed by the Company in favour of the Subscriber.

1.3           The Company hereby agrees to sell the Note to the Subscriber on the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement. Subject to the terms of this Agreement, the Agreement will be effective upon its acceptance by the Company and Global.

1.4           Upon completion of the acquisition of the Company by Global, the Note will become convertible into units (each, a “Unit”) of Global at the price of $0.40 per Unit. Each Unit will consist of one common share (each, a “Share”), one share purchase warrant (each, a “First Warrant”) and one-half of one share purchase warrant (each whole warrant, a “Second Warrant”). The First Warrant will entitle the Subscriber to purchase, for a period of two years from issuance, one additional Share at an exercise price of $0.50 per Share and each whole Second Warrant will entitle the Subscriber to purchase, for a period of two years from issuance, one additional Share at an exercise price of $0.60 per Share. The Units, Shares, the First Warrants, the Second Warrants, and the Shares issuable upon exercise of the First Warrants and the Second Warrants are collectively herein referred to as the “Securities”.

1.5           Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States.

2.            Payment

2.1           The Subscription Amount must accompany this Subscription and shall be paid in accordance with the Note.

3.            Deliveries Required and Related Matters

3.1           The Subscriber must complete, sign and return to the Company the following deliveries on or prior to the Closing (as defined herein):

(a)	the Subscription Amount, payable by bank draft, certified check or wire transfer;

(b)	an executed copy of this Agreement; and

(c)	such other supporting documentation that the Company or its legal counsel may reasonably request.

3.2           The Subscriber must complete, sign and return to Global the following deliveries on or prior to the Closing (as defined herein):

(a)	an executed copy of this Agreement; and

(b)	such other supporting documentation that Global or its legal counsel may reasonably request.

3.3           The Company must complete, sign and return to the Subscriber the following deliveries on the Closing (as defined herein):

(a)	an executed copy of this Agreement;

(b)	an executed copy of the General Security Agreement entered into between the Subscriber and the Company which secures the obligations of the Company under the Note; and

(c)	an executed certificate evidencing the Note.

3.4           Global must complete, sign and return to the Subscriber on the Closing (as defined herein) an executed copy of this Agreement.

3.5           All parties to this Agreement acknowledge and agree that Clark Wilson LLP has acted as counsel only to Global and is not protecting the rights and interests of the Subscriber or the Company. The Subscriber and the Company each acknowledges and agrees that Global and Clark Wilson LLP have given each of the Subscriber and the Company the opportunity to seek, and are hereby recommending that the Subscriber and the Company each obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber and the Company each hereby represents and warrants to Global and Clark Wilson LLP that the Subscriber has sought independent legal advice or waives such advice.

4.            Conditions and Closing

4.1           The closing of the sale of the Note to the Subscriber (the “Closing”) shall occur on or before April 17, 2013, or on such other date as may be determined by the Company in its sole discretion (the “Closing Date”).

4.2           On the Closing Date, the Subscriber acknowledges that the certificate representing the Note will be available for delivery, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Company has accepted this Agreement.

5.            Acknowledgements and Agreements of Subscriber

5.1           The Subscriber acknowledges and agrees with the Company and Global, as applicable, that:

(a)

none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)	Global has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c)

the decision to acquire the Securities will not be based upon any oral or written representation as to fact or otherwise made by or on behalf of Global and such decision will be based entirely upon a review of any public information (the “Public Record”) which has been filed by Global with the United States Securities and Exchange Commission (the “SEC”);

(d)

the Subscriber understands and agrees that Global and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement, and the Subscriber agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify Global and the Subscriber will hold harmless the Company and Global from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement;

(e)

the Subscriber and the Subscriber’s advisor(s) will have a reasonable opportunity to ask questions of and receive answers from Global in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about Global;

(f)

the books and records of Global will be available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder will be made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(g)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and Global is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;

(h)

the Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities. Global gives no opinion and make no representation with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax law of the Subscriber’s acquisition or disposition of the Securities;

(i)	neither the SEC nor any securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

(j)	there is no government or other insurance covering any of the Securities; and

(k)

Global will refuse to register the transfer of any of the Securities to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws.

6.            Representations, Warranties and Covenants of the Subscriber

6.1           The Subscriber hereby represents and warrants to and covenants with the Company and Global (which representations, warranties and covenants shall survive the Closing), as at the time of Closing and as of the date of the acquisition of any Securities, that:

(a)	the Subscriber is not a U.S. Person and is executing this Agreement outside of the U.S.;

(b)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(c)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(d)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(e)	the Subscriber has received and carefully read this Agreement;

(f)

the Subscriber is aware that an investment in Global is speculative and involves certain risks (including those risks disclosed in the Public Record), including the possible loss of the entire investment;

(g)

the Subscriber has made an independent examination and investigation of an investment in the Securities and Global and agrees that Global will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities and Global;

(h)

the Subscriber will be purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Securities, and the Subscriber has not subdivided his interest in the Securities with any other person;

(i)

the Subscriber (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(j)

the Subscriber is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities or any of them;

(k)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(l)	no person has made to the Subscriber any written or oral representations:

	(i)	that any person will resell or repurchase any of the Securities,

	(ii)	that any person will refund the purchase price of any of the Securities, or

	(iii)	as to the future price or value of any of the Securities;

(m)

the Subscriber understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state, provincial and foreign securities laws;

(n)

the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

(o)

the Subscriber acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(p)

hedging transactions involving the Securities may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws;

(q)

the Subscriber is knowledgeable of, or has been independently advised as to, the applicable laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Securities;

(r)

the Subscriber will be purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(s)

the applicable laws of the authorities in the International Jurisdiction do not require Global to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Securities;

(t)	the purchase of the Securities by the Subscriber does not trigger:

	(i)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

	(ii)	any continuous disclosure reporting obligation of the Company in the International Jurisdiction; and

(u)

the Subscriber will, if requested by Global, deliver to Global, a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (r), (s) and (t) above to the satisfaction of Global,, acting reasonably.

6.2           In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

7.            Representations and Warranties will be Relied Upon by the Company and Global

7.1           The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company, Global and its respective legal counsel in determining the Subscriber’s eligibility to purchase the Note and the Securities under applicable legislation.

8.            Legending and Registration of Securities

8.1           The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates or other document representing any of the Securities will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS.”

8.2           The Subscriber hereby acknowledges and agrees to Global making a notation on its records or giving instructions to their registrar and transfer agent in order to implement the restrictions on transfer set forth and described in this Agreement.

9.            Resale Restrictions

9.1           The Subscriber acknowledges that the Securities are subject to resale restrictions the United States and may not be traded except as permitted by the applicable federal, state and foreign securities laws and the rules made thereunder.

10.          Costs

10.1         The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

11.          Governing Law

11.1         This Agreement is governed by the laws of the State of Nevada. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the State of Nevada.

12.          Survival

12.1         This Agreement, including, without limitation, the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

13.          Assignment

13.1         This Agreement is not transferable or assignable.

14.          Severability

14.1         The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

15.          Entire Agreement

15.1         Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

16.          Notices

16.1         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy. Notices to the Subscriber shall be directed to the address of the Subscriber set forth on page 9 of this Agreement and notices to the Company or Global shall be directed to them at the respective addresses set forth on page 1 of this Agreement.

17.          Counterparts and Electronic Means

17.1         This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

18.          Exhibits

18.1         The exhibits attached hereto form part of this Agreement.

19.          Indemnity

19.1         The Subscriber will indemnify and hold harmless the Company and Global and, where applicable, their respective directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement or in any document furnished by the Subscriber to the Company or Global in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company or Global in connection therewith.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company and Global.

Subscriber Information
Bank Gutenberg AG
(Name of Subscriber)
Account Reference (if applicable):
X
(Signature of Subscriber – if the Subscriber is an Individual)
X /s/ Signed
(Signature of Authorized Signatory – if the Subscriber is not an
Individual)
(Name and Title of Authorized Signatory – if the Subscriber is not an
Individual)
(SIN, SSN, or other Tax Identification Number of the Subscriber)
(Subscriber’s Address, including city and Postal Code)

(Telephone Number)

ACCEPTANCE

The Company and Global hereby accept the subscription as set forth above on the terms and conditions contained in this Private Placement Subscription Agreement as of the 17th day of April, 2013.

ALKALINE 84, LLC
Per:	/s/ Signed
Authorized Signatory
GLOBAL LINES INC.
Per:	/s/ Signed
Authorized Signatory

EXHIBIT “A”

FORM OF NOTE

[see attached]

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THIS SECURITY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

Issue Date: April 17, 2013

U.S. $25,000

10% NOTE

FOR VALUE RECEIVED, ALKALINE 84, LLC (the “Company”) promises to pay to BANK GUTENBERG AG or its registered assigns (the “Holder”), the principal sum of TWENTY-FIVE THOUSAND DOLLARS ($25,000) in lawful currency of the United States (the “Principal Amount”) on April 30, 2013 or such earlier date as the Note may be permitted to be repaid as provided hereunder (the “Maturity Date”), and to pay interest to the Holder on the aggregate outstanding principal amount of this Note at rate of 10% per annum, subject to S10ection 3.1 below, payable on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) in cash, subject to the right of the Holder to convert the Principal Amount (plus any accrued and unpaid interest thereon) as provided for in the Subscription Agreement (as defined herein). Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Issue Date until payment in full of the Principal Amount, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. The Company may prepay any portion of the Principal Amount (together with accrued and unpaid interest thereon) without the prior written consent of the Holder subject to the prepayment terms and conditions set out in Section 4 hereto.

This Note is subject to the following additional provisions:

1.            Subscription Agreement

This Note has been issued pursuant to the Subscription Agreement pursuant to which the Holder purchased this Note, and this Note is subject in all respects to the terms of the Subscription Agreement and incorporates the terms of the Subscription Agreement to the extent that they do not conflict with the terms of this Note. This Note may not be transferred or exchanged.

2.            Events of Default

2.1           “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(a)

any default in the payment of the Principal Amount of this Note when the same becomes due hereunder or thereunder, or if the Company makes default in the observance or performance of something required to be done or some covenant or condition required to be observed or performed in this Note, the Subscription Agreement or the General Security Agreement and, if such default is capable of being cured by the Company, the same is not cured within 15 calendar days (or, if such default is capable of being cured by the Company but not within such period of time and the Company has commenced taking action to cure such default within such period of time and diligently and in good faith continues taking such action, such greater period of time, not exceeding an additional 15 calendar days as may be necessary to cure such default); and

(b)

the Company shall commence, or there shall be commenced against the Company a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

2.2           If any Event of Default occurs, subject to any cure period, the full Principal Amount, together with interest and other amounts owing in respect thereof to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash. Upon payment of the full Principal Amount, together with interest and other amounts owing in respect thereof, in accordance herewith, this Note shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights until such time, if any, as the full payment under this Section 2.2 shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

3.            Security

As security for the obligations of the Company to the Holder pursuant to this Note, the Company has entered into the General Security Agreement for the benefit of the Holder.

4.            Prepayment

The Company may, from time to time at its option, upon ten (10) days’ prior written notice (a “Prepayment Notice”) to the Holder, prepay (each a “Prepayment”) all or part of this Note (with all accrued and unpaid interest thereon) prior to the Maturity Date (the “Outstanding Principal”). The Prepayment (less any tax required to be withheld by the Company) shall be paid by cheque or by such other reasonable means as the Company deems desirable. The mailing of such cheque from the Company’s registered office, or the payment by such other reasonable means as the Company deems desirable, on or before the prepayment date shall be deemed to be payment on the Prepayment date unless the cheque is not paid upon presentation or payment by such other means is not received. Notwithstanding the foregoing, the Company shall be entitled to require at any time, and from time to time, that the Prepayment be paid to the Holder only upon presentation and surrender of this Note at the registered office of the Company or at any other place or places designated by the Prepayment Notice. If only a part of the Note is to be prepaid, a new certificate for the balance shall be issued at the expense of the Company.

5.            Notices

Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing, sent by a nationally recognized overnight courier service or by facsimile, addressed to the Company, Attn: President at 14301 N. 87th Street, Suite 301, Scottsdale, AZ 85260, facsimile: 480-272-7275 or such other address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 5. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the address of the Holder to which this Note was delivered. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 5 prior to 5:30 p.m. (Mountain Time Zone), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 5later than 5:30 p.m. (Mountain Time Zone) on any date and earlier than 11:59 p.m. (Mountain Time Zone) on such date, (iii) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

6.            Definitions

For the purposes hereof, in addition to the terms defined elsewhere in this Note: (i) capitalized terms not otherwise defined herein have the meanings given to such terms in the Subscription Agreement, and (ii) the following terms shall have the following meanings:

(a)

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of Arizona are authorized or required by law or other government action to close;

(b)	“General Security Agreement” means the General Security Agreement entered into between the Holder and the Company which secures the obligations of the Company under this Note in favor of the Holders;

(c)	“Issue Date” shall have the meaning shown on the first page of this Note;

(d)	“Outstanding Principal” has the meaning set out in Section 4 hereto;

(e)	“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency;

(f)	“Prepayment” has the meaning set out in Section 4 hereto;

(g)	“Prepayment Notice” has the meaning set out in Section 4 hereto; and

(h)

“Subscription Agreement” means the Subscription Agreement, dated as of February 21, 2013, to which the Company, the Holder and Global Lines Inc. are parties, as amended, modified or supplemented from time to time in accordance with its terms.

7.            Replacement of Note if Lost or Destroyed

If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

8.            Governing Law

All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof.

9.            Waivers

Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

10.          Usury

If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

11.          Next Business Day

Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

ALKALINE 84, LLC

Per: _______________________________
Authorized Signatory